Exhibit 10.4

                             SUBORDINATION AGREEMENT

      SUBORDINATION AGREEMENT (this "Agreement"), dated as of May 9, 2006, made and entered into by and among TRUEYOU.COM INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower named as Guarantors on the signature pages to this Agreement (the "Guarantors" and, together with the Borrower, collectively the "Loan Parties" and each individually a "Loan Party"), TECHNOLOGY INVESTMENT CAPITAL CORP., a Maryland corporation, individually and as Collateral Agent under the Note and Warrant Purchase Agreement referred to below (together with its successors and assigns, the "Senior Lender"), and the several lenders whose names are set forth on Schedule A hereto (together with their respective successors and assigns, the "Subordinated Lenders").

                              R E C I T A L S :

      A. The Loan Parties and the Senior Lender are parties to a Note and Warrant Purchase Agreement dated as of March 31, 2004, as amended by amendments dated May 30, 2004, June 29, 2004, September 30, 2004, March 15, 2005 and July 11, 2005, a Limited Waiver and Amendment dated February 23, 2005, a Waiver and Amendment dated as of August 30, 2005, a Limited Waiver and Amendment dated as of October 26, 2005, an Amendment to Note and Warrant Purchase Agreement dated as of November 29, 2005, a Limited Waiver and Amendment dated as of December 20, 2005, and an Amendment and Consent dated as of February 21, 2006 (as further amended by a Consent and Amendment dated as of the date hereof, and as from time to time hereafter amended, modified, supplemented or restated, the "Senior Loan Agreement").

      B. On the date hereof, the Borrower and the Subordinated Lenders are entering into a Loan Agreement of even date herewith (as from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof, the "Subordinated Loan Agreement"), pursuant to which the Subordinated Lenders are lending to the Borrower term loans in the aggregate principal amount of $4,838,710. The obligations of the Borrower under the Subordinated Loan Agreement and under that certain Subordinated Promissory Note dated as of the date hereof issued by the Borrower to the Subordinated Lenders in the principal amount of $4,838,710 (as from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof, the "Subordinated Note") are guarantied by those certain Unconditional Guaranties, each dated as of the date hereof, executed by each of the Guarantors (as from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof, the "Subordinated Guaranties").

      C. Under the terms of the Senior Loan Agreement, the consent of the Senior Lender is required in order to permit the Loan Parties to enter into and to execute, deliver and perform their obligations under the Subordinated Loan Agreement and the other documents executed in connection therewith. The Senior Lender and the Loan Parties are executing a Consent and Amendment dated as of the date hereof (the "Senior Lender Consent") which, among other things, provides such required consent of the Senior Lender and which also requires, as a condition precedent to such consent, that the Loan Parties and the Subordinated Lenders execute and deliver this Agreement.

      NOW, THEREFORE, in order to induce the Senior Lender to execute the Senior Lender Consent, and pursuant to the terms of the Senior Lender Consent, the Loan Parties and the Subordinated Lenders hereby agree with the Senior Lender that, until the Senior Indebtedness (as hereinafter defined) shall have been indefeasibly paid in full in cash, each of the Loan Parties and the Subordinated Lenders will comply with such of the following provisions as are respectively applicable to them:

      1. Definitions. Capitalized terms used in this Agreement without definition shall have the respective meanings ascribed to them in the Senior Loan Agreement. As used in this Agreement, the terms set forth below shall have the following meanings:

      "Bankruptcy Code" means 11 U.S.C. Sec. 101 et seq., as from time to time hereafter amended, and any successor or similar statute.

      "Bankruptcy Proceeding" means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any comparable federal, state or foreign statute or law providing for the relief of debtors, relating to any of the Loan Parties or their respective assets or securities, (b) any receivership, total or partial liquidation, reorganization, adjustment, readjustment, arrangement, composition  or other  similar  case or  proceeding  relating to any of the Loan
Parties or their respective assets or securities, whether voluntary or involuntary, (c) any liquidation, dissolution, reorganization or winding up of any of the Loan Parties or their respective assets or securities, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (d) any assignment for the benefit of creditors or other marshalling of the assets of any of the Loan Parties.

      "Enforcement Action" means, with respect to any holder of Subordinated Indebtedness, the exercise of any rights or remedies against any of the Loan Parties or their respective assets in respect of the Subordinated Indebtedness, including, without limitation, (a) the acceleration of the maturity of the Subordinated Indebtedness or any part thereof, (b) the commencement of any litigation, action, suit, claim, remedy or proceeding in respect thereof (including, without limitation, the commencement of any involuntary Bankruptcy Proceeding against any of the Loan Parties), (c) the creation or perfection of any Lien on any of the Loan Parties' real or personal property to secure any of the Subordinated Indebtedness or any judgment in respect thereto, (d) the enforcement of any Lien securing the Subordinated Indebtedness (including, without limitation, the commencement of any foreclosure action, the exercise of any power of sale, right of setoff, sale by advertisement, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver, or the exercise of any other remedies available under the Uniform Commercial Code of any state), (e) the exercise of any right of setoff against any of the Loan Parties, or (f) the exercise any other rights or remedies under the provisions of the Subordinated Loan Documents or at law or in equity which such holder may have by reason of the occurrence and continuance of any Subordinated Default.

      "Exempted Subordinated Default" means any "Event of Default" of the type specified in Section 4 of the Subordinated Note to the extent that such Event of Default relates to the failure of the Borrower to pay in full on or prior to July 1, 2009 the principal amount of the Subordinated Indebtedness, together with all interest accrued thereon and all other amounts then due hereunder and under the other Subordinated Loan Documents.

      "Senior Indebtedness" means (a) the principal amount of Indebtedness now or hereafter incurred by the Loan Parties under the Senior Loan Documents, (b) prepayment charges, if any, payable with respect thereto, (c) interest and fees payable thereunder (including, without limitation, interest and fees accruing subsequent to the commencement by or against any of the Loan Parties of any proceeding under the Bankruptcy Code, whether or not such interest or fees are allowed as claims in such proceeding), (d) all obligations of the Guarantor or any other Person under any Guarantee of any of such Indebtedness now or hereafter executed pursuant to the Senior Loan Documents, including, without limitation, the Senior Guarantee, and (e) costs, expenses (including, without limitation, attorneys' fees and disbursements), charges, indemnities and other amounts now or hereafter payable pursuant to the terms of or in connection with any of the Senior Loan Documents; provided, however, that the term "Senior Indebtedness" shall not include any increases resulting from any amendment, modification or supplement to or restatement of the Senior Loan Documents in any of the amounts identified in clauses (a) through (e) above from the amounts outstanding, or otherwise provided for pursuant to the terms of, the Senior Loan Documents as amended and in effect on the date hereof to the extent of:

            (i) increases in the aggregate principal amount of all such Senior Indebtedness in excess of 115% of the maximum amount provided for in the Senior Loan Agreement as of the date hereof;

            (ii) increases aggregating more than 2.0% per annum in the applicable interest rate that accrues with respect to any Senior Indebtedness in excess of the rate provided for in the Senior Loan Agreement (but nothing herein shall be construed to prevent the accrual of interest at a greater rate per annum upon the occurrence and during the continuance of a default under the Senior Loan Documents as now provided therein); or

            (iii) increases in (x) any prepayment charges in respect of the Senior Indebtedness as identified in clause (b) above, (y) any fees payable in respect of the Senior Indebtedness as identified in clause (c) above or (z) any of the amounts specified in clause (e) above in excess of the amounts provided for pursuant to the terms of the Senior Loan Documents in the form in effect on the date hereof (but nothing herein shall be construed to prevent the Senior Lender from charging additional fees in connection with any amendment, modification or supplement to or restatement of any of the Senior Loan Documents, any waiver or consent given in respect of any of the provisions thereof, or any workout or restructuring of the Senior Indebtedness).

      "Senior Lender" means and includes all Persons who shall now or hereafter hold all or any part of the Senior Indebtedness, and their respective successors and assigns.

      "Senior Loan Documents" means the Senior Loan Agreement, the Notes, the Security Agreement, the Guaranty Agreement, and all other notes, mortgages, indentures, deeds of trust, security agreements, pledge agreements, letters of credit, financing statements, guarantees and other agreements, instruments and documents now or hereafter executed pursuant thereto or in connection therewith, and all credit agreements, loan agreements, notes, mortgages, indentures, deed of trusts, security agreements, pledge agreements, letters of credit, financing statements, guarantees and other agreements, instruments and documents hereafter executed in connection with any extension or renewal of any of the Senior Indebtedness, or in connection with any refunding or refinancing of the Senior Indebtedness which does not increase the principal amount of Senior Indebtedness at the time outstanding, as any of the same may hereafter from time to time be amended, modified, supplemented or restated in accordance with the terms thereof.

      "Subordinated Default" means any "Event of Default" as such term is defined in Article VII of the Subordinated Loan Agreement or in Section 4 of the Subordinated Note.

      "Subordinated Indebtedness" means the principal amount of all Indebtedness of the Loan Parties now or hereafter outstanding under the Subordinated Loan Documents together with interest thereon and prepayment charges (if any) payable with respect thereto, all fees, costs, expenses, indemnities and other amounts now or hereafter payable pursuant to the terms of or in connection with any of the Subordinated Loan Documents, and all obligations of the Loan Parties or any other Person under any guarantee of any of such Indebtedness now or hereafter executed pursuant to the Subordinated Loan Agreement (including, without limitation, the Subordinated Loan Guarantees). "Subordinated Indebtedness" shall include, without limitation, any obligation or claim with respect to an optional or mandatory prepayment or redemption of the Subordinated Indebtedness and any obligation or claim (whether for rescission or damages and whether based on contract, tort, duty imposed by law, or any other theory of liability) relating to or arising out of the extension of the Subordinated Indebtedness or the offer, sale or purchase of any notes, guarantees or other instruments issued by any of the Loan Parties pursuant to any of the Subordinated Loan Documents. Notwithstanding anything to the contrary set forth herein, in no event shall the payment required to be made pursuant to Section 5.4 of the Subordinated Loan Agreement (if paid on the date hereof in accordance with the provisions of that Section) be deemed to be "Subordinated Indebtedness" hereunder and, in furtherance of the foregoing, for all purposes of the Senior Loan Documents, the Senior Lenders hereby irrevocably consent to and approve such payment if so paid.

      "Subordinated Lender" means and includes all Persons who shall now or hereafter hold all or any part of the Subordinated Indebtedness, and their respective successors and assigns.

      "Subordinated Loan Documents" means the Subordinated Loan Agreement, the Subordinated Note, the Subordinated Guaranties and all other notes, guaranties and other agreements, instruments and documents now or hereafter executed pursuant to or in connection with any of the foregoing, as any of the same may hereafter from time to time be amended, modified, supplemented or restated in accordance with the terms hereof and thereof.

      "Subsidiary" means as to any Person a corporation of which outstanding shares of capital stock having ordinary voting power (other than capital stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.

      2. Subordination.

      2.1 Subordinated Indebtedness Subordinated to Senior Indebtedness.

      (a) Each of the Loan Parties, for itself and its successors and assigns, covenants and agrees, and each holder of Subordinated Indebtedness, by its acceptance thereof, shall be deemed to have agreed, that the payment of the Subordinated Indebtedness shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full in cash of all Senior Indebtedness, and that each holder of Senior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained in this Agreement.

      (b) Notwithstanding anything set forth in this Agreement to the contrary, the provisions of this Agreement (other than the provisions of this Section 2.1(b)) shall not apply to any payments made by Borrower to the Subordinated Lenders in respect of the principal amount of the Subordinated Indebtedness and accrued interest and other amounts payable thereon ("Exempted Payments") if and only if (i) such payments are made in connection with a Qualified Financing (as defined below) and (ii) immediately following such payments, all amounts received by the Subordinated Lenders in respect of such payments are remitted to Borrower in payment of the purchase price of Permitted Junior Securities issued by Borrower to the Subordinated Lenders in connection with such Qualified Financing. For purposes of clarity, the Senior Lenders hereby acknowledge and agree that (i) none of the provisions of this Agreement (other than this Section 2.1(b)) shall be deemed applicable to any such Exempted Payment, (ii) for all purposes of the Senior Loan Documents, the Senior Lenders hereby irrevocably consent to and approve any such Exempted Payment, and (iii) upon receipt of any Exempted Payment in payment of any Subordinated Indebtedness, so long as all amounts so received are immediately paid to Borrower to purchase Permitted Junior Securities as set forth above, the applicable holder of such Subordinated Indebtedness shall not be subject to any provisions of this Agreement in respect of such Exempted Payment (other than this Section 2.1(b)). For the purposes hereof, (A) "Qualified Financing" means any public or private placement, or series of related placements, of Permitted Junior Securities of Borrower which provides gross proceeds to Borrower of at least $16,000,000; and (B) "Permitted Junior Securities" means shares of common stock of Borrower or any other equity securities of Borrower that are convertible into or exchangeable for common stock of Borrower, or any right, warrant or option to acquire any such common stock or any such convertible or exchangeable equity securities, if Borrower shall not be subject to any obligation, absolute or contingent, to redeem or repurchase any of such common stock, convertible or exchangeable equity securities or rights, warrants or options at any time prior to the final maturity date of the Senior Indebtedness..

      2.2 Subordinated Indebtedness Subordinated to Prior Payment of All Senior Indebtedness Upon a Bankruptcy Proceeding. Upon any payment or distribution of the assets of any of the Loan Parties of any kind or character, whether in cash, property or securities from any source whatsoever (including any collateral, and proceeds thereof whether in cash or in kind, at any time securing the Subordinated Indebtedness), to creditors upon any Bankruptcy Proceeding, then in such event:

            (i) all Senior Indebtedness shall first be indefeasibly paid in full in cash before any payment is made on account of or applied on the Subordinated Indebtedness;

            (ii) any payment or distribution of assets of the Loan Parties of any kind or character, whether in cash, property or securities from any source whatsoever, to which the holders of the Subordinated Indebtedness would be entitled except for the provisions of this Section 2, shall be paid or delivered by any debtor, custodian, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness, or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on such Senior Indebtedness held or represented by each, for application to the payment of all such Senior Indebtedness remaining unpaid, until all of the Senior Indebtedness shall be indefeasibly paid in full in cash; and

            (iii) in the event that, notwithstanding the foregoing provisions of this Section 2.2, any payment or distribution of assets of the Loan Parties of any kind or character, whether in cash, property or securities from any source whatsoever, shall be received by any holder of
      Subordinated Indebtedness before all of the Senior Indebtedness is indefeasibly paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall immediately be paid or delivered by such holder to, as the case may be, the holders of such Senior Indebtedness remaining unpaid, or their representative or representatives, for application to the payment of all such Senior Indebtedness remaining unpaid, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, until all of the Senior Indebtedness shall be indefeasibly paid in full in cash.

      2.3 No Payments With Respect to Subordinated Indebtedness in Certain Circumstances.

      (a) Except as otherwise specifically provided in Section 2.1(b), no payment on account of the Subordinated Indebtedness or any judgment with respect thereto, whether in cash, property or securities from any source whatsoever, shall be made by or on behalf of any of the Loan Parties prior to the date on which all of the Senior Indebtedness shall be indefeasibly paid in full in cash.

      (b) Following any acceleration of the maturity of any Senior Indebtedness and as long as such acceleration shall continue unrescinded and unannulled, all Senior Indebtedness shall first be indefeasibly paid in full in cash before any payment is made on account of or applied to the Subordinated Indebtedness.

      (c) Following any acceleration of the maturity of any Subordinated Indebtedness, and as long as such acceleration shall continue unrescinded and unannulled, all Senior Indebtedness shall first be indefeasibly paid in full in cash before any payment is made on account of or applied to the Subordinated Indebtedness.

      (d) Except as otherwise specifically provided in Section 2.1(b), in the event that, notwithstanding the foregoing provisions of this Section 2.3, any payment or distribution of assets of the Loan Parties of any kind or character, whether in cash, property or securities, from any source whatsoever, shall be received by any holder of Subordinated Indebtedness contrary to the foregoing provisions of this Section 2.3, such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid or delivered by such holder to, as the case may be, the holders of such Senior Indebtedness remaining unpaid, or their representative or representatives, for application to the payment or prepayment of all such Senior Indebtedness remaining unpaid, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

      2.4 Limitations on Enforcement Actions.

      (a) Notwithstanding the occurrence and continuance of any Subordinated Default (other than an Exempted Subordinated Default, in which case, notwithstanding anything to the contrary set forth herein, the Subordinated Lenders shall have the right to accelerate the Subordinated Indebtedness and to seek any other remedy in respect thereof provided for in Section 5 of the Subordinated Note; provided, that, notwithstanding the acceleration of the Subordinated Indebtedness or the seeking of any other remedy in respect thereof, the Subordinated Indebtedness shall remain subject to each of the other provisions of this Agreement), no holder of Subordinated Indebtedness shall at any time commence or pursue any Enforcement Action with respect to the Subordinated Indebtedness until the earliest to occur of the following and in any event no earlier than ten (10) days after the Senior Lender's receipt of written notice from a holder of Subordinated Indebtedness of its intent to take an Enforcement Action specifying what action such holders intend to take in respect thereto:

            (i) the acceleration of the Senior Indebtedness;

            (ii) the commencement of a Bankruptcy Proceeding with respect to any Loan Party or its assets; or

            (iii) the date on which all of the Senior Indebtedness shall be indefeasibly paid in full in cash.

      (b) Notwithstanding anything contained herein to the contrary, if following any acceleration of the maturity of the Senior Indebtedness by the Senior Lender such acceleration is rescinded (whether or not any existing default under the Senior Loan Documents has been cured or waived), then all Enforcement Actions taken by the holders of Subordinated Indebtedness on the basis of the provisions of Section 2.4(b)(i) shall likewise be immediately rescinded.

      2.5 Holders of Subordinated Indebtedness to be Subrogated to Rights of Holders of Senior Indebtedness. Subject to the prior payment in full in cash of all Senior Indebtedness, the holders of the Subordinated Indebtedness shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Loan Parties applicable to the Senior Indebtedness until the Subordinated Indebtedness shall be paid in full, and for purposes of such subrogation, no payment or distribution to the holders of the Senior Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Indebtedness under the provisions hereof to which the holders of the Subordinated Indebtedness would be entitled except for the provisions of this Section 2, and no payment pursuant to the provisions of this Section 2 to the holders of Senior Indebtedness by the holders of the Subordinated Indebtedness shall, as between the Loan Parties, their creditors other than the holders of the Senior Indebtedness and the holders of the Subordinated Indebtedness, be deemed to be a payment by the any of the Loan Parties to or on account of such Senior Indebtedness, it being understood that the provisions of this Section 2 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Subordinated Indebtedness, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      2.6 Obligations of the Loan Parties Unconditional. Nothing contained in this Section 2 or elsewhere in this Agreement or in the Subordinated Loan Documents is intended to or shall impair, as between the Loan Parties and their creditors other than the holders of Senior Indebtedness, the obligations of the Loan Parties to the holders of the Subordinated Indebtedness to pay the Subordinated Indebtedness as and when it shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holders of the Subordinated Indebtedness and creditors of the Loan Parties other than the holders of Senior Indebtedness, nor shall anything herein or therein (except as otherwise expressly provided in this Agreement) prevent any holder of Subordinated Indebtedness from exercising all remedies otherwise permitted by applicable law upon the happening of a Subordinated Default, subject to the rights, if any, under this Section 2 of the holders of Senior Indebtedness in respect to assets, whether in cash, property or securities, of the Loan Parties received upon the exercise of any such remedy. The failure of any of the Loan Parties to make payment on account of the Subordinated Indebtedness by reason of any provision of this Section 2 shall not be construed as preventing the occurrence or continuance of a Subordinated Default under the Subordinated Note Documents.

      3. No Liens; Subordination. Notwithstanding any provision to the contrary contained in the Subordinated Loan Documents or elsewhere, the holders of Subordinated Indebtedness agree that, so long as any of the Senior Indebtedness shall be outstanding, the holders of Subordinated Indebtedness shall not take any action to create or perfect any Lien on any of the Loan Parties' assets or property to secure any of the Subordinated Indebtedness or any judgment in respect thereto, or permit any such Lien to be outstanding or in effect. In the event that any such Lien shall at any time be in effect, then notwithstanding the date, manner or order of grant, attachment or perfection of the Liens in any collateral granted to or for the benefit of the holders of Senior Indebtedness or granted to or for the benefit of the holders of Subordinated Indebtedness, and notwithstanding any provision of the Uniform Commercial Code, or any other applicable law or decisions, the holders of the Senior Indebtedness shall have a first and prior Lien and security interest in all such collateral, and any Lien in such collateral held by or for the benefit of the holders of Subordinated Indebtedness shall be junior and subordinate to all Liens in such collateral held by or for the benefit of the holders of Senior Indebtedness.

      4. Authorization to Take Action to Effect Subordination. The Subordinated Lender by its acceptance of the Subordinated Indebtedness (i) irrevocably authorizes and empowers (but without imposing any obligation on) each holder of any Senior Indebtedness at the time outstanding, and the representatives of such holder of Senior Indebtedness, in any Bankruptcy Proceeding involving any of the Loan Parties to demand, sue for, collect, receive and receipt for such Subordinated Lender's ratable share of payments or distributions in respect of the Subordinated Indebtedness which are required to be paid or delivered to the holders of Senior Indebtedness as provided in Section 2.2, and to file and prove all claims therefor and take all such other action (including the right to vote such Subordinated Lender's ratable share of the Subordinated Indebtedness), in the name of such Subordinated Lender or otherwise, as such holder of Senior Indebtedness or its representatives may determine to be necessary or appropriate for the enforcement of the provisions of Section 2.2; and (ii) agrees to execute and deliver to each holder of Senior Indebtedness, and such holder's representatives, all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action, as may be requested by such holder of Senior Indebtedness or its representatives in order to enable such holder to enforce all claims upon or in respect of such Subordinated Lender's ratable share of payments or distributions in respect of the Subordinated Indebtedness. Each Subordinated Lender by its acceptance thereof acknowledges and agrees that each holder of Senior Indebtedness (whether the Senior Indebtedness held by such holder is now or hereafter incurred) shall have acquired or will acquire such Senior Indebtedness in reliance upon the covenants and provisions contained in this Agreement.

      5. Non-Interference by Holders of Subordinated Indebtedness.

      (a) The holders of Subordinated Indebtedness shall not, in their capacity as holders of Subordinated Indebtedness, institute any judicial or administrative proceeding against any of the Loan Parties or the holders of Senior Indebtedness, or their representative or representatives, which directly or indirectly would interfere with or delay the exercise by the holders of Senior Indebtedness, or their representative or representatives, of their rights and remedies in respect of the collateral securing the Senior Indebtedness or any part thereof, or their rights and remedies under the Senior Loan Documents or this Agreement. Without limiting the generality of the foregoing, in the event of Bankruptcy Proceeding, the holders of Subordinated Indebtedness shall not object to or oppose any efforts by the holders of Senior Indebtedness, or their representative or representatives, to obtain relief from the automatic stay under Section 362 of the Bankruptcy Code or to seek to cause the bankruptcy estate of any of the Loan Parties to abandon the collateral (or any portion thereof) that is subject to the Senior Loan Documents and/or the security interests created thereby.

      (b) No holder of Subordinated Indebtedness, nor any agent or representative thereof, shall at any time take any action in any Bankruptcy Proceeding or in any other judicial, administrative, arbitral or other proceeding to object to or challenge the legality, validity or enforceability of any of the Senior Loan Documents or any term or provision thereof, or to object to or challenge the validity, priority or perfection of any of the Liens in the collateral securing the Senior Indebtedness.

      6. Consent by the Holders of Subordinated Indebtedness. Each holder of Subordinated Indebtedness hereby consents and agrees that any lawful action taken by or on behalf of the holders of Senior Indebtedness, or their representative or representatives, in the exercise of their rights and/or remedies under the Senior Loan Documents (including, without limitation, any foreclosure or acquisition of title to the collateral securing the Senior Indebtedness or any part thereof by deed in lieu of foreclosure or otherwise) are hereby deemed to be consented to and approved by the each holder of Subordinated Indebtedness in all respects.

      7. No Fiduciary Duty. The holders of Senior Indebtedness, and their representative or representatives, shall have no fiduciary duty to any holder of Subordinated Indebtedness arising out of the exercise of the rights and/or remedies of the holders of Senior Indebtedness, or their representative or representatives, under the Senior Loan Documents, or from the existence of this Agreement.

      8. Reinstatement. To the extent any payment of Senior Indebtedness (whether by or on behalf of any of the Loan Parties, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside, rescinded or required to be paid to a trustee, receiver, debtor in possession or other similar party under any bankruptcy, insolvency, receivership or similar law, then to the extent such payment is recovered by, or paid over to, such trustee, receiver, debtor in possession or other similar party, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. All Senior Indebtedness shall be and remain Senior Indebtedness for all purposes of this Agreement, whether or not subordinated, in any bankruptcy, insolvency, receivership or similar proceeding.

      9. No Waiver of Subordination Provisions.

      (a)  No  right  of  the   holders  of  Senior   Indebtedness   to  enforce
subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any of the Loan Parties or by any act or failure to act on the part of any such holder or holders, or by any noncompliance by any of the Loan Parties with the terms, provisions and conditions of the Senior Loan Documents regardless of any knowledge thereof which the holders of Senior Indebtedness, or any of them, may have or be otherwise charged with.

      (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness, or any of them, may, at any time and from time to time, without the consent of or notice to the holders of the Subordinated Indebtedness, without incurring any liabilities to any such holders and without impairing or releasing the subordination and other benefits provided in this Agreement or the obligations hereunder of the holders of Subordinated Indebtedness to the holders of Senior Indebtedness, even if any right of reimbursement or subrogation or other right or remedy of any holder of the Subordinated Indebtedness is affected, impaired or extinguished thereby, do any one or more of the following:

            (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Indebtedness, any security therefor or guarantee thereof or any liability of any of the Loan Parties to such holder, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any extension or increase in the amount of any Senior Indebtedness, without any restriction as to the amount, tenor or terms of any such extension or increase), or otherwise amend, renew, exchange, extend, modify, increase or supplement in any manner Senior Indebtedness or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Indebtedness is outstanding;

            (ii) settle or compromise any Senior Indebtedness or any other liability of any of the Loan Parties to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Indebtedness) in any manner or order; and

            (iii) fail to take or to record or otherwise perfect, for any reason or for no reason, any Lien securing Senior Indebtedness by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any of the Loan Parties or any other Person or any security, elect any remedy and otherwise deal freely with any security and with any of the Loan Parties or any liability of any Loan Party to such holder or any liability incurred directly or indirectly in respect thereof.

      (c) All rights and interests under this Agreement of the holders of Senior Indebtedness, and all agreements and obligations of the holders of Subordinated Indebtedness and the Loan Parties hereunder, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Senior Loan Documents, or of any provision of any thereof, or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Loan Parties in respect of the Senior Indebtedness.

      10. Representations and Warranties.

      10.1 Representations and Warranties of the Subordinated Lenders. Each of the Subordinated Lenders hereby represents and warrants to the Senior Lender that as of the date hereof: (a) such Subordinated Lender is a [corporation, partnership or limited liability company] duly organized and validly existing under the laws of the jurisdiction set forth opposite its name on Schedule A hereto; (b) such Subordinated Lender has the power and authority to enter into, execute, deliver and perform its obligations under this Agreement, all of which have been duly authorized by all necessary action; (c) the execution of this Agreement by such Subordinated Lender will not violate or conflict with the charter, bylaws or other organizational documents of such Subordinated Lender, any material agreement binding upon such Subordinated Lender or any federal, state or local statute, law, rule, regulation or administrative or judicial judgment, order or decree applicable to it or require any consent or approval of any Governmental Authority or other Person which has not been obtained; (d) this Agreement is the legal, valid and binding obligation of such Subordinated Lender, enforceable against such Subordinated Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by principles of equity; and (e) such Subordinated Lender owns Subordinated Indebtedness in the principal amount set forth opposite its name on Schedule A hereto and has not sold, transferred, pledged, hypothecated, granted a security interest in, or otherwise encumbered or disposed of any of such Subordinated Indebtedness or any interest therein or right pertaining thereto.

      10.2 Representations and Warranties of the Senior Lender. The Senior Lender hereby represents and warrants to the Subordinated Lender that as of the date hereof: (a) the Senior Lender is a corporation duly organized and validly existing under the laws of the State of Maryland; (b) the Senior Lender has the power and authority to enter into, execute, deliver and perform its obligations under this Agreement, all of which have been duly authorized by all necessary corporate action; (c) the execution of this Agreement by the Senior Lender will not violate or conflict with the Articles of Incorporation or by-laws of the Senior Lender, any material agreement binding upon the Senior Lender or any federal, state or local statute, law, rule, regulation or administrative or judicial judgment, order or decree applicable to it or require any consent or approval of any Governmental Authority or other Person which has not been obtained; and (d) this Agreement is the legal, valid and binding obligation of the Senior Lender, enforceable against the Senior Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by principles of equity.

      11. Legend. The Loan Parties and each holder of any note evidencing Subordinated Indebtedness now or hereafter outstanding covenant to cause such note to have affixed upon it at all times a conspicuous legend which reads substantially as follows:

            "THIS  INSTRUMENT  IS  SUBJECT  TO  THE  SUBORDINATION
            AGREEMENT DATED AS OF MAY [ ], 2006, AMONG TECHNOLOGY INVESTMENT CAPITAL CORP., THE MAKER HEREOF, CERTAIN SUBSIDIARY GUARANTORS OF THE MAKER
            HEREOF, KLINGER INVESTMENTS LLC., PEQUOT HEALTHCARE FUND, L.P., PEQUOT HEALTHCARE OFFSHORE FUND, INC., PREMIUM SERIES PCC LIMITED - CELL 32, PEQUOT DIVERSIFIED MASTER FUND, LTD., PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P., NORTH SOUND LEGACY
            INSTITUTIONAL FUND LLC, AND NORTH SOUND LEGACY INTERNATIONAL LTD., WHICH, AMONG OTHER THINGS, CONTAINS PROVISIONS SUBORDINATING THE OBLIGATIONS OF THE MAKER OF THIS INSTRUMENT TO THE PAYEE HEREOF TO SUCH MAKER'S OBLIGATIONS TO THE HOLDERS OF THE SENIOR INDEBTEDNESS (AS DEFINED IN SAID SUBORDINATION AGREEMENT), TO WHICH PROVISIONS EACH HOLDER OF THIS INSTRUMENT, BY ACCEPTANCE HEREOF, AGREES."

      12. Amendments to Subordinated Loan Documents. No provision of the Subordinated Loan Documents shall, without the prior written consent of the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be amended, supplemented, modified or waived if the effect of such amendment, supplement, modification or waiver would be to (a) increase the amount of, or advance to an earlier date the scheduled maturity date or due date of, any required payment or prepayment of the principal of the Subordinated Indebtedness, (b) increase the rate or amount of interest, or the amount of any prepayment charges, fees, expenses or other amounts payable with respect to the Subordinated Indebtedness, or advance to an earlier date the scheduled payment date or due date of any of such amounts, (c) amend, modify or supplement any existing covenant, restriction, agreement, default, event of default, representation, warranty, condition or requirement contained in the Subordinated Loan Documents, or the definition of any term used in any of such provisions, in a manner that makes such provision more restrictive or burdensome in any respect with respect to the Loan Parties than such provision as in effect on the date hereof or (d) add any new or additional covenant, restriction, agreement, default, event of default, representation, warranty, condition, restriction or requirement not contained in the Subordinated Loan Documents as in effect on the date hereof that would impose any additional restriction or burden on the the Loan Parties not imposed by the Subordinated Loan Documents as in effect on the date hereof, or (e) otherwise impair or adversely affect in any way the rights of the holders of Senior Indebtedness under this Agreement or any of the Senior Loan Documents.

      13. Notices. All notices hereunder shall be in writing and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telecopier, (b) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service, or (c) three Business Days after being sent by registered or certified United States mail, return receipt requested, and shall be addressed:

            (i) If to any of the Loan Parties, to it at the following address (or, in the case of a telecopy, to the following telecopy number):

                  TRUEYOU.COM INC.
                  501 Merritt 7, 5th Floor
                  Norwalk, Connecticut 06851
                  Attention:  Wade Haddad
                  Telecopy No.: 203-295-2102

            (ii) If to a Subordinated Lender, to it at the following address (or, in the case of a telecopy, to the telecopy number) set forth for such Subordinated Lender in Schedule A hereto;

            (iii) If to the Senior Lender, to it at the following address (or, in the case of a telecopy, to the following telecopy number):

                  Technology Investment Capital Corp.
                  8 Sound Shore Drive, Suite 255
                  Greenwich, CT  06830
                  Attention:  Saul B. Rosenthal
                  Telecopy No.: (203) 983-5290

                  with a copy to:

                  Nixon Peabody LLP
                  437 Madison Avenue
                  New York, NY  10022
                  Attention: Philip A. Haber, Esq.
                  Telecopy No.: (866) 855-0026
or at such other address and/or telecopy number and/or to the attention of such other Person as any of such Persons shall have advised the others by notice in the manner herein specified.

      14. Successors; Continuing Effect; Etc. This Agreement is being entered into for the benefit of, and shall be binding upon, the Senior Lender and the Subordinated Lenders and their respective successors and assigns, including, without limitation, all subsequent holders of Senior Indebtedness and Subordinated Indebtedness whether now outstanding or hereafter incurred. This Agreement shall be binding upon the Loan Parties and their respective successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and remain in full force and effect as long as there is both Senior Indebtedness and Subordinated Indebtedness outstanding, but shall terminate upon the indefeasible payment in full in cash of all outstanding Senior Indebtedness.

      15. Specific Performance. The holders of Senior Indebtedness are hereby authorized to demand specific performance of this Agreement, whether or not any of the Loan Parties or any holder of Subordinated Indebtedness shall have complied with any of the provisions hereof applicable to it, at any time when the Loan Parties or such holder of Subordinated Indebtedness shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the Loan Parties and each holder of Subordinated Indebtedness irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

      16. No Disposition of Subordinated Indebtedness. No holder of Subordinated Indebtedness shall sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Indebtedness unless the purchaser, pledgee, assignee or other transferee thereof shall first deliver to the holders of Senior Indebtedness a written agreement, satisfactory in form and substance to the holders of Senior Indebtedness, to be bound by all of the provisions of this Agreement in respect of such Subordinated Indebtedness in the same manner and to the same extent as the seller, assignor, pledgor or transferor of such Subordinated Indebtedness.

      17. Amendments and Waivers. This Agreement may be amended only with the written consent of the Loan Parties, the holders of Senior Indebtedness and the holders of Subordinated Indebtedness. No term or provision of this Agreement may be waived except pursuant to a writing signed by the party entitled to the benefit thereof.

      18. Conflicting Provisions. In the event of any conflict or inconsistency between the provisions of this Agreement, on the one hand, and any term or provision of the Senior Loan Documents or the Subordinated Loan Documents, on the other hand, the provisions of this Agreement shall govern and prevail.

      19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Delivery of manually executed counterparts of this Agreement shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

      20. Headings. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

      21. Integration and Severability. This Agreement embodies the entire agreement and understanding among the Loan Parties, the Senior Lender and the Subordinated Lenders relating to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the obligations of any party under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of such party shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of such party under this Agreement in any other jurisdiction.

      22. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      23. Submission to Jurisdiction; Waiver of Venue.

      (a) EACH OF THE LOAN PARTIES, THE SENIOR LENDER AND THE SUBORDINATED LENDERS CONSENTS AND AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN.

      (b) EACH OF THE LOAN PARTIES AND THE  SUBORDINATED  LENDERS  HEREBY WAIVES
PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY HAND DELIVERY OR BY REGISTERED OR CERTIFIED UNITED STATES MAIL TO SUCH RESPECTIVE PARTY AT ITS ADDRESS SET FORTH IN SECTION
13. EACH OF SUCH PERSONS HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID.

      (c) NOTHING IN THIS SECTION 23 SHALL AFFECT THE RIGHT OF THE SENIOR LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE SENIOR LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE LOAN PARTIES OR THE SUBORDINATED LENDERS IN THE COURTS OF ANY OTHER JURISDICTION.

      24. Waiver of Right to Trial by Jury. EACH OF THE LOAN PARTIES, THE SENIOR LENDER AND THE SUBORDINATED LENDERS HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF

ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF THE LOAN PARTIES, THE SENIOR LENDER AND THE SUBORDINATED LENDERS HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    BORROWER:
                                    ---------

                                    TRUEYOU.COM, INC.

                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    GUARANTORS
                                    ----------

                                    KLINGER ADVANCED AESTHETICS, INC.

                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    ADVANCED AESTHETICS SUB, INC.

                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    ADVANCED AESTHETICS, LLC

                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    KLINGER ADVANCED AESTHETICS, LLC


                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman

                                    ANUSHKA PBG, LLC

                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    ANUSHKA BOCA, LLC


                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    WILD HARE, LLC


                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    DISCHINO CORPORATION

                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    ANUSHKA PBG ACQUISITION SUB, LLC

                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    ANUSHKA BOCA ACQUISITION SUB, LLC


                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman

                                    WILD HARE ACQUISITION SUB, LLC


                                    By: /s/ Richard Rakowski
                                        -------------------------------------
                                        Name:  Richard Rakowski
                                        Title: Chief Executive Officer/Chairman


                                    SENIOR LENDER:
                                    --------------


                                    TECHNOLOGY INVESTMENT CAPITAL
                                    CORP.

                                    By: /s/ Saul B. Rosenthal
                                       ---------------------------------------
                                       Name:   Saul B. Rosenthal
                                       Title:  President


                                    SUBORDINATED LENDERS:
                                    ---------------------

                                    PEQUOT HEALTHCARE FUND, L.P.

                                    By:   Pequot Capital Management, Inc.,
                                          Investment Advisor

                                    By: /s/ Daniel Fishbane
                                        -------------------------------------
                                        Name:  Daniel Fishbane
                                        Title: Chief Financial Officer


                                    PEQUOT HEALTHCARE OFFSHORE FUND,
                                    INC.

                                    By:   Pequot Capital Management, Inc.,
                                          Investment Advisor

                                    By: /s/ Daniel Fishbane
                                        -------------------------------------
                                        Name:  Daniel Fishbane
                                        Title: Chief Financial Officer


                                    PEQUOT DIVERSIFIED MASTER FUND, L.P.

                                    By:   Pequot Capital Management, Inc.,
                                          Investment Advisor

                                    By: /s/ Daniel Fishbane
                                        -------------------------------------
                                        Name:  Daniel Fishbane
                                        Title: Chief Financial Officer

                                    PEQUOT HEALTHCARE INSTITUTIONAL
                                    FUND, L.P.

                                    By:   Pequot Capital Management, Inc.,
                                          Investment Advisor

                                    By: /s/ Daniel Fishbane
                                        -------------------------------------
                                        Name:  Daniel Fishbane
                                        Title: Chief Financial Officer


                                    PREMIUM SERIES PCC LIMITED - CELL 33

                                    By: /s/ Chris T. Mueller
                                        -------------------------------------
                                        Name:  Chris t. Mueller
                                        Title: Attorney in Fact


                                    NORTH SOUND LEGACY
                                    INSTITUTIONAL FUND LLC

                                    By: /s/ Thomas E. Mlauley
                                        -------------------------------------
                                        Name:  Thomas E. Mlauley
                                        Title: Chief Investment Officer


                                    NORTH SOUND LEGACY
                                    INTERNATIONAL LTD.

                                    By: /s/ Thomas E. Mlauley
                                        -------------------------------------
                                        Name:  Thomas E. Mlauley
                                        Title: Chief Investment Officer


                                    KLINGER INVESTMENTS LLC

                                    By: /s/ Thomas E. Mlauley
                                        -------------------------------------
                                        Name:  Thomas E. Mlauley
                                        Title: Chief Investment Officer

                                   SCHEDULE A

                              SUBORDINATED LENDERS

                              Jurisdiction of
                              Incorporation or       Principal Amount of
Name and Address              Organization           Subordinated Indebtedness
--------------------------------------------------------------------------------
Pequot Healthcare Fund, L.P.                           $675,077
c/o Pequot Capital
Management
Attn: Amber Tencic
500 Nyala Capital Farm Road
Westport, CT  06880
--------------------------------------------------------------------------------
Pequot Healthcare Offshore                             $628,087
Fund, Inc.
c/o Pequot Capital
Management
Attn: Amber Tencic
500 Nyala Capital Farm Road
Westport, CT  06880
--------------------------------------------------------------------------------
Premium Series PCC Limited                             $116,578
- Cell 32
c/o Pequot Capital
Management
Attn: Amber Tencic
500 Nyala Capital Farm Road
Westport, CT  06880
--------------------------------------------------------------------------------
Pequot Diversified Master                              $70,664
Fund, Ltd.
c/o Pequot Capital
Management
Attn: Amber Tencic
500 Nyala Capital Farm Road
Westport, CT  06880
--------------------------------------------------------------------------------
Pequot Healthcare                                      $122,497
Institutional Fund, L.P.
c/o Pequot Capital
Management
Attn: Amber Tencic
500 Nyala Capital Farm Road
Westport, CT  06880
--------------------------------------------------------------------------------
North Sound Legacy                                     $602,151
Institutional Fund LLC
c/o North Sound Capital LLC
20 Horseneck Lane
Greenwich, Connecticut
06830
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
North Sound Legacy                                     $1,548,387
International Ltd.
c/o North Sound Capital LLC
20 Horseneck Lane
Greenwich, Connecticut
06830
--------------------------------------------------------------------------------
Klinger Investments LLC                                $1,075,269
10 Glenville Street
Greenwich, Connecticut
06831
--------------------------------------------------------------------------------






                                      -2-